UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2025

Pathfinder Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Commission File Number: 001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, New York 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   - Entry into a Material Definitive Agreement

On May 8, 2019, Pathfinder Bancorp, Inc. (the “Company”) entered into a Securities Purchase Agreement with Castle Creek Capital Partners VII, L.P. (“Castle Creek”), pursuant to which the Company sold Castle Creek certain securities of the Company in a private placement. In connection with the private placement, the Company entered into a registration rights agreement with Castle Creek, also dated as of May 8, 2019 (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company agreed to file a resale registration statement by no later than May 8, 2023 to register the resale of the securities. On May 8, 2023, the Company and Castle Creek agreed to amend the Registration Rights Agreement to allow the Company to file a resale registration statement by no later than May 8, 2024 to register the resale of the securities. On May 6, 2024, the Company and Castle Creek agreed to amend the Registration Rights Agreement to allow the Company to file a resale registration statement by no later than May 8, 2025 to register the resale of the securities.

On April 26, 2025, the Company and Castle Creek agreed to amend the Registration Rights Agreement to allow the Company to file a resale registration statement by no later than May 8, 2026 to register the resale of the securities.

The foregoing description of the Third Amendment to the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Third Amendment to the Registration Rights Agreement attached as Exhibit 10.1 hereto.

Item 9.01 – Financial Statements and Exhibits

(a) Financial statements of businesses acquired.  None.

(b) Pro forma financial information.  None.

(c) Shell company transactions: None.

(d) Exhibits.

10.1	Third Amendment to the Registration Rights Agreement

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date: April 30, 2025	By:	/s/ James A. Dowd
James A. Dowd President and Chief Executive Officer